UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 10, 2020 (July 10, 2020)
Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T-Rex Avenue, Suite 120, Boca Raton, FL 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
6.25% Notes due 2023	NEWTI	Nasdaq Global Market LLC
5.75% Notes due 2024	NEWTL	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.   Submission of Matters to a Vote of Security Holders.

On July 10, 2020, Newtek Business Services Corp. (the “Company”) held a Special Meeting of Shareholders (the “Special Meeting”). Set forth below are the proposals considered at the Special Meeting, as described in detail in the Registrant’s definitive proxy statement for the Special Meeting as filed with the Securities and Exchange Commission on May 29, 2020 (the “Special Meeting Proxy”). At the Special Meeting, the Registrant’s shareholders approved Proposals 1 and 3, and did not approve Proposal 2, each as described in the Special Meeting Proxy. A total of 20,906,745 of the Company’s outstanding shares of Common Stock were entitled to vote at the Special Meeting. The tabulation of the voting at the Special Meeting were:

Proposal 1: The Company’s shareholders approved a proposal to authorize flexibility for the Company, with approval of its Board of Directors, to sell shares of its common stock (during the next 12 months) at a price below its then current net asset value per share (subject to certain limitation described in the Special Meeting Proxy):

ALL VOTES:

Votes For	Votes Against	Abstentions
9,096,884	2,207,714	257,976

VOTES BY NON-AFFILIATED PERSONS:

Votes For	Votes Against	Abstentions
7,727,168	2,207,714	257,976

Proposal 2: The Company’s shareholders did not approve a proposal to approve an amendment to the Company’s Articles of Amendment and Restatement to allow the Company’s shareholders to amend the Company’s bylaws:

Votes For	Votes Against	Abstentions
10,340,775	946,969	274,831

Proposal 3: The Company’s shareholders approved a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies:

Votes For	Votes Against	Abstentions
10,200,901	1,077,633	284,041

Because there were no routine proposals presented at the meeting, there were no broker non-votes with respect to any of the proposals.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: July 10, 2020	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board